TRANSAMERICA PARTNERS
INSTITUTIONAL FUNDS GROUP

TRANSAMERICA INSTITUTIONAL
ASSET ALLOCATION FUNDS

Prospectus

May 1, 2009 as revised September 25, 2009

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
Transamerica Investors, Inc.
Transamerica Partners Funds Group
Transamerica Partners Funds Group II (each, a “fund”)

Supplement dated August 4, 2009 to the Prospectuses and Statements of Additional Information

The following supplements the Prospectus and Statement of Additional Information as applicable for each fund listed below on Schedules I, II and III:

Rationalization. The fund’s Board has approved a number of initiatives designed to achieve a more cohesive, focused and streamlined fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required.

The following supplements the Prospectus and Statement of Additional Information for each fund listed as a “Target Fund” on Schedule I to this Supplement:

Reorganization. The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the “Destination Fund”) listed opposite the fund on Schedule I in exchange for shares of the Destination Fund. The fund would then be liquidated, and shares of the Destination Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Destination Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders (if so indicated on Schedule I). Materials describing the reorganization are expected to be mailed later in 2009 (early 2010 for Transamerica Series Trust funds). If the closing conditions are satisfied, the reorganization is expected to occur during the fourth quarter of 2009 (second quarter of 2010 for Transamerica Series Trust funds). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus.

The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule II to this Supplement:

Liquidation. The fund’s Board has approved the termination and liquidation of the fund. Effective September 1, 2009, the fund will no longer be accepting purchase orders for its shares. The fund will be liquidated on or about September 30, 2009.

In order to achieve an orderly liquidation, a portion of the fund’s assets may be converted into cash and/or money market securities prior to September 30, 2009. Should a fund convert its assets to cash and/or money market securities, the fund would no longer be pursuing its stated investment objective.

The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule III to this Supplement:

New subadviser. The fund’s Board has approved a new subadviser for the fund, as indicated for the fund on Schedule III. In each case the new subadviser is an affiliate of Transamerica. Under the Investment Company Act of 1940, shareholder approval of the agreement with the new subadviser must be obtained, and the Board has authorized seeking such approval. Proxy materials describing the new subadviser are expected to be mailed later in 2009. If shareholder approval is obtained, the new agreement could take effect in the fourth quarter of 2009.

* * *

Date of Prospectus
Fund	and Statement of Additional Information
Transamerica Funds	Prospectus — March 1, 2009
Transamerica American Century Large Company Value	Statement of Additional Information — July 1, 2009
Transamerica Balanced
Transamerica Convertible Securities
Transamerica Diversified Equity
Transamerica Equity
Transamerica Evergreen Health Care
Transamerica Evergreen International Small Cap
Transamerica Flexible Income
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica Legg Mason Partners All Cap
Transamerica Marsico Growth
Transamerica Marsico International Growth
Transamerica Money Market
Transamerica Science & Technology
Transamerica Templeton Global
Transamerica Value Balanced

Transamerica Series Trust	May 1, 2009
Transamerica American Century Large Company Value VP
Transamerica Balanced VP
Transamerica BlackRock Large Cap Value VP
Transamerica Diversified Equity VP
Transamerica Jennison Growth VP
Transamerica Legg Mason Partners All Cap VP
Transamerica Marsico Growth VP
Transamerica Munder Net 50 VP
Transamerica Science & Technology VP
Transamerica T. Rowe Price Equity Income VP
Transamerica T. Rowe Price Growth Stock VP
Transamerica Templeton Global VP
Transamerica Value Balanced VP

Transamerica Investors, Inc.	May 1, 2009
Transamerica Premier Balanced Fund
Transamerica Premier Cash Reserve Fund
Transamerica Premier Diversified Equity Fund
Transamerica Premier Equity Fund
Transamerica Premier Focus Fund
Transamerica Premier Growth Opportunities Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Institutional Bond Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Equity Fund
Transamerica Premier Institutional Small Cap Value Fund

Date of Prospectus
Fund	and Statement of Additional Information
Transamerica Partners Funds Group	May 1, 2009
Transamerica Partners Core Bond
Transamerica Partners Growth
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Total Return Bond
Transamerica Partners Value

Transamerica Partners Funds Group II	May 1, 2009
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Growth
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Total Return Bond
Transamerica Partners Institutional Value

Schedule I

Target Fund(s)	Destination Fund

Transamerica Premier Balanced Fund	Transamerica Balanced
Transamerica Value Balanced

Transamerica Premier Cash Reserve Fund*	Transamerica Money Market

Transamerica Premier Diversified Equity Fund	Transamerica Diversified Equity
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Science & Technology
Transamerica Templeton Global

Transamerica Premier Equity Fund	Transamerica Equity
Transamerica Premier Institutional Equity Fund

Transamerica Premier Focus Fund	Transamerica Legg Mason Partners All Cap

Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities

Transamerica Premier High Yield Bond Fund*	Transamerica High Yield Bond

Transamerica Convertible Securities	Transamerica Flexible Income

Transamerica Partners Value	Transamerica Partners Large Value

Transamerica Partners Growth	Transamerica Partners Large Growth

Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value

Transamerica Partners Institutional Growth	Transamerica Partners Institutional Large Growth

Transamerica Partners Total Institutional Return Bond	Transamerica Partners Institutional Core Bond

Transamerica Templeton Global VP	Transamerica Diversified Equity VP
Transamerica Science & Technology VP
Transamerica Munder Net 50 VP*

Transamerica Value Balanced VP	Transamerica Balanced VP

Transamerica American Century Large Company Value VP*	Transamerica BlackRock Large Cap Value VP
Transamerica T. Rowe Price Equity Income VP*

Transamerica Marsico Growth VP	Transamerica Jennison Growth VP
Transamerica T. Rowe Price Growth Stock VP

*	Requires shareholder approval.

Schedule II

Fund

Transamerica American Century Large Company Value

Transamerica Evergreen Health Care

Transamerica Evergreen International Small Cap

Transamerica Marsico Growth

Transamerica Marsico International Growth

Transamerica Premier Institutional Bond Fund

Transamerica Premier Institutional Small Cap Value Fund

Schedule III

Fund	Proposed New Subadviser

Transamerica Legg Mason Partners All Cap	Transamerica Investment Management, LLC

Transamerica Legg Mason Partners All Cap VP	Transamerica Investment Management, LLC

Investors Should Retain this Supplement for Future Reference

Notice of privacy policy.

At Transamerica Partners Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Partners Funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Not part of the prospectus

Prospectus

Transamerica Partners Institutional Funds Group
Transamerica Institutional Asset Allocation Funds

Transamerica Asset Management, Inc.
Investment Adviser

Money Market Fund
Transamerica Partners Institutional Money Market

Bond Funds
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Total Return Bond
Transamerica Partners Institutional High Yield Bond

Balanced Fund
Transamerica Partners Institutional Balanced

Stock Funds
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Value
Transamerica Partners Institutional Stock Index
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional International Equity

Asset Allocation Funds
Transamerica Institutional Asset Allocation - Short Horizon
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon
Transamerica Institutional Asset Allocation - Intermediate Horizon
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon
Transamerica Institutional Asset Allocation - Long Horizon

The mutual funds described in this prospectus (collectively, the “Funds”) are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in an Asset Allocation Fund. The Asset Allocation Funds invest in combinations of the other Funds determined by Transamerica Asset Management, Inc. No Fund, by itself, is a complete investment program.

The Securities and Exchange Commission (SEC) has
not approved or disapproved these securities
or passed upon the adequacy or accuracy of this prospectus,
and any representation to the contrary
is a criminal offense.

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The Funds

Money Market Fund

Transamerica Partners Institutional Money Market

Fund Goal

The Fund’s goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

Main Investment Strategies

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities, and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund’s investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the sub-adviser’s opinion, be of comparable quality.

Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s portfolio managers or the Fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards established by the portfolio managers. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Fund in securities with maturities of thirty to fifty days.

To the extent that the portfolio has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

The Fund does not maintain a stable net asset value of $1.00 per share. The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

What are Money Market Instruments?

A money market instrument is a short-term IOU issued by banks or other issuers, the U.S. or a foreign government or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as mortgages, car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

Main Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in the Fund. The Fund could underperform other short-term debt instruments or money market funds.

The Fund is subject to the following main investment risks, as well as other risks described in Appendix B:

•	Market. A decline in the market value of a Fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the Fund, or its yield, to decline.

•	Interest Rates. The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.

The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

•	Credit. The Fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment, there can be no assurance that this will be the case, and it is possible to lose money by investing in the Fund. The Fund could underperform other short-term debt instruments or money market funds. The Fund is subject to the following principal investment risks, as well as other risks described in Appendix A. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

A decline in the market value of a Fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the Fund, or its yield, to decline. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly.

•	Bank Obligations. If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

•	Net Asset Value. The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund’s net asset value to fluctuate. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

•	Redemption. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.

You may lose money if you invest in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund’s returns have varied over time.

•	The bar chart shows changes in the Fund’s performance from year to year.

•	The tables show the Fund’s best and worst quarters during the years covered by the bar chart, and how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future.

Money Market Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	1.37%	March 31, 2001

Lowest	0.16%	June 30, 2004

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Money Market Fund	2.21%	3.09%	2.83%

Citigroup 3-Month T-Bill Index	1.80%	3.10%	2.94%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.25%

Distribution (12b-1) Fees	0.25%

Other Expenses

Administrative Services Fee	0.05%

Miscellaneous Expenses	0.05%

Total Other Expenses	0.10%

Total Annual Fund Operating Expenses	0.60%

Fee Waiver and/or Expense Reimbursement(2)(3)	0.10%

Net Expenses	0.50%

(1)	The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Fund’s expenses. Each of these agreements is in effect through May 1, 2017.
(3)	In order to avoid a negative yield, Transamerica Asset Management, Inc. (“TAM”) or any of its affiliates may waive fees or reimburse expenses of the Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Fund to TAM or its affiliates. There is no guarantee that the Fund will be able to avoid a negative yield.

Example

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund, reinvest all distributions and dividends without a sales charge, and hold your shares for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$51	$160	$280	$643

Bond Funds

Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Total Return Bond
Transamerica Partners Institutional High Yield Bond

Fund Goals

High Quality Bond Fund	The Fund’s goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Inflation-Protected Securities Fund	The Fund’s goal is to seek maximum real return consistent with the preservation of capital.

Core Bond Fund	The Fund’s goal is to achieve maximum total return.

Total Return Bond Fund	The Fund’s goal is to maximize long-term total return.

High Yield Bond Fund	The Fund’s goal is to provide a high level of current income.

Main Investment Strategies

What is a Bond?

A bond, which is also called a debt security or debt obligation, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or other issuer, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds’ interest rates may change based on market or other factors. Some debt securities are convertible securities, which means that they may be converted at either a stated price or rate into shares of common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

High Quality Bond Fund

The High Quality Bond Fund invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances, the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average effective maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund’s duration generally is between one and three years. Duration is a way of measuring the Fund’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s (and securities that the Fund’s advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

The portfolio managers of the High Quality Bond Fund use a “bottom-up” analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Fund then attempt to select securities that will enable the Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal.

What are U.S. Government Obligations?

U.S. government obligations, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

Inflation-Protected Securities Fund

The Inflation-Protected Securities Fund invests primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The Fund also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-protected securities and related investments.

What are Inflation-Protected Securities?

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a “real” rate of interest (i.e., a return over and above the inflation rate).

The Fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The Fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The Fund may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as “junk bonds”). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers.

The Fund seeks to maintain an average portfolio duration that is within ±20% of the duration of the Barclays Capital U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2009, the duration of the index was 7.55 years. The Fund may invest in securities of any maturity.

The portfolio managers of the Inflation-Protected Securities Fund use both “top down” and “bottom up” analysis to determine security and duration positions for the Fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

What are Mortgage-Backed and Asset-Backed Securities?

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions. Interests in these pools (called mortgage-backed securities) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. These pools may be guaranteed by U.S. government agencies or by government sponsored private corporations — interests in the pools are then referred to as “Ginnie Maes,” “Fannie Maes” and “Freddie Macs.” Mortgage-backed securities issued by private issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities include collateralized mortgage obligations, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent.

The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets that it could not otherwise purchase. Those assets may be difficult to sell at a desirable price or at all.

Core Bond Fund

The Core Bond Fund invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts. The Fund may invest up to 20% of its nets assets in any or all of non-dollar securities, high yield and emerging market securities.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years), under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are Derivatives?

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the Fund’s portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. Funds may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.

Derivatives involve special risks and costs and may result in losses to a fund. Even a small investment in derivatives can have a disproportionate impact on a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a fund’s net asset value. Derivatives can also make the Fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.

Total Return Bond Fund

The Total Return Bond Fund invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s duration generally is between three and ten years, and the Fund’s dollar-weighted average effective maturity generally is between five and fifteen years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are High Yield Bonds?

High yield securities usually are debt securities that are rated below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time, but that generally are superior to the yields offered by higher rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. (See the Statement of Additional Information (“SAI”) for more information on ratings.)

High Yield Bond Fund

The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities, such as debentures and notes, loan participations, and in convertible and non-convertible preferred stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are debt securities that are below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time, but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor’s or Fitch or Ba or lower by Moody’s (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund’s advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default or in bankruptcy, (ii) securities that pay no interest, deferred interest or interest in the form of additional debt securities, (iii) interests in senior floating rate loans of domestic or foreign borrowers and in secured and unsecured subordinated loans, second lien loans, and subordinated bridge loans, and (iv) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

All Bond Funds

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Fund. In that case, derivative investments will be considered related investments for purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each Fund (except High Yield Bond Fund) invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Fund also may lend its securities to generate income.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

Each Fund’s policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

The Funds are subject to the following main risks, as well as those described in Appendix B:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Inflation-Protected Securities. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	High-Yield Debt Securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A Fund holding high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Fund’s advisers could find it more difficult to sell these securities or may have to sell them at lower prices. The High-Yield Bond Fund is particularly susceptible to the risks of high-yield debt securities.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADR”s), Global Depositary Receipts (“GDR”s) and European Depositary Receipts (“EDR”s), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Investing in Loans. Investments in loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment, and a potential decrease in the Fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Some loans are subject to the risk that a court could subordinate such loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the loan, including in certain circumstances, invalidating such loan or causing interest previously paid to be refunded to the borrower. Many loans in which the High Yield Bond Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, and will not be listed on any national securities exchange. The amount of public information available with respect to loan investments may be less extensive than that available for registered or exchange listed securities. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. Adverse market conditions may impair the liquidity of some actively traded loans. Bonds and preferred securities that pay interest in kind, zero coupon bonds and deferred interest bonds may experience greater volatility in market value due to changes in interest rates. The High Yield Bond Fund accrues income on these investments and is required to distribute its income each year. The High Yield Bond Fund may be required to sell securities to obtain cash needed for income distributions. The High Yield Bond Fund is particularly susceptible to the risks of investing in loans.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Active Trading. The Inflation-Protected Securities, Core Bond, and Total Return Bond Funds had annual portfolio turnover rates in 2008 in excess of 100%. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income for taxable investors.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Bond Funds if you are seeking current income (or, for the Total Return Bond Fund and Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). You should not invest in the Bond Funds to play short-term swings in the bond market. Consider the High Quality Bond Fund if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the Inflation-Protected Securities Fund if you are concerned about protecting your investment from the adverse effects of inflation and are seeking, a “real” rate of return (i.e., greater than the inflation rate). Consider the Total Return Bond Fund if you are seeking a core bond fund that strives to maximize the combination of price appreciation and current income and are willing to accept somewhat greater risk in exchange for the prospect of greater returns. Consider the Core Bond Fund if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the High Yield Bond Fund if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

High Quality Bond Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.47%	September 30, 2001

Lowest	-1.67%	September 30, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

High Quality Bond Fund	0.24%	2.44%	3.78%

Merrill Lynch 1-3 Year Treasury Index*	6.61%	4.06%	4.76%

Merrill Lynch 1-3 Year Government/Corp. Index	4.69%	3.74%	4.74%

*	Effective May 1, 2008, the benchmark for High Quality Bond Fund changed from Merrill Lynch 1-3 Year Treasury Index to the Merrill Lynch 1-3 Year Government/Corporate Bond. This index comes closest to matching the investment objective of the High Quality Bond Fund.

Inflation-Protected Securities Fund*

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	5.34%	December 31, 2007

Lowest	-4.22%	September 30, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Inflation- Protected Securities Fund	-2.36%	2.55%	3.90%

Barclays Capital U.S. TIPS Index(1)	-2.35%	4.07%	6.84%

*	Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Institutional Intermediate Government Bond Fund. The Fund’s performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

(1)	Formerly, Lehman Brothers US TIPS Index.

Core Bond Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.70%	September 30, 2001

Lowest	-3.77%	September 30, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Core Bond Fund	-2.11%	2.90%	4.68%

Barclays Capital Aggregate Bond Index(1)	5.24%	4.65%	6.10%

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

Total Return Bond Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.90%	September 30, 2006

Lowest	-4.44%	September 30, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	Since Inception June 2005

Total Return Bond Fund	-8.68%	-0.21%

Barclays Capital Aggregate Bond Index(1)	5.24%	4.59%

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

High Yield Bond Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	9.32%	June 30, 2003

Lowest	-21.90%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

High Yield Bond Fund	-29.13%	-1.75%	1.93%

Merrill Lynch High Yield Master II Index	-26.39%	-0.86%	1.98%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Funds. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

		Inflation-
		Protected		Total
Shareholder Fees	High Quality	Securities	Core	Return Bond	High Yield
(fees paid directly from your investment)	Bond Fund	Fund	Bond Fund	Fund	Bond Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.35%	0.35%	0.35%	0.35%	0.55%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administrative Services Fee	0.05%	0.05%	0.05%	0.05%	0.05%

Miscellaneous Expenses	0.08%	0.08%	0.05%	0.12%	0.08%

Total Other Expenses	0.13%	0.13%	0.10%	0.17%	0.13%

Total Annual Fund Operating Expenses	0.73%	0.73%	0.70%	0.77%	0.93%

Fee Waiver and/or Expense Reimbursement(2)	0.08%	0.08%	0.05%	0.12%	0.08%

Net Expenses	0.65%	0.65%	0.65%	0.65%	0.85%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund, reinvest all distributions and dividends without a sales charge, and hold your shares for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Inflation-
		Protected
	High Quality	Securities	Core	Total Return	High Yield
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund

1 year	$66	$66	$66	$66	$87

3 years	$208	$208	$208	$208	$271

5 years	$362	$362	$362	$362	$471

10 years	$834	$834	$825	$845	$1,072

Balanced Fund

Transamerica Partners Institutional Balanced

Fund Goal

The Fund’s goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Main Investment Strategies

The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund’s equity securities include, but are not limited to, common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund’s debt securities include, but are not limited to, corporate bonds, notes and commercial paper, U.S. government obligations, bank obligations, and mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund’s long-term debt investments are investment grade (rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s) or considered by the Fund’s advisers to be of comparable quality. Credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps and forward currency contracts. These investment strategies may be employed in connection with hedging activities and also may be used to generate income.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

The Fund is subject to the following main investment risks, as well as those described in Appendix B:

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile—their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of an investment in the Fund will go up and down.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADR”s), Global Depositary Receipts (“GDR”s) and European Depositary Receipts (“EDR”s), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Active Trading. The Fund had an annual portfolio turnover rate in 2008 in excess of 100%. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund’s performance. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income for taxable investors.

You may lose money if you invest in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund’s returns have varied over time. You should not invest in the Balanced Fund to play the short-term swings in the stock or bond markets.

•	The bar chart shows changes in the Fund’s performance from year to year.

•	The tables show the Fund’s best and worst quarters during the years covered by the bar chart, and how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future.

Balanced Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	9.59%	June 30, 2003

Lowest	-14.06%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Balanced Fund	-26.94%	-1.20%	-1.44%

Barclays Capital Aggregate Bond Index(1)	5.24%	4.65%	6.10%

S&P 500 Index	-37.00%	-2.19%	-4.19%

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.45%

Distribution (12b-1) Fees	0.25%

Other Expenses

Administrative Services Fee	0.05%

Miscellaneous Expenses	0.17%

Total Other Expenses	0.22%

Total Annual Fund Operating Expenses	0.92%

Fee Waiver and/or Expense Reimbursement(2)	0.17%

Net Expenses	0.75%

(1)	The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Fund’s expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund, reinvest all distributions and dividends without a sales charge, and hold your shares for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$979

Stock Funds

Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Value
Transamerica Partners Institutional Stock Index
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional International Equity

Fund Goals

Large Value Fund	The Fund’s goal is to provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.

Value Fund	The Fund’s goal is to provide capital appreciation. Dividend income is a secondary goal.

Stock Index Fund	The Fund’s goal is to match the performance of the Standard & Poor’s 500 Stock Index.

Large Core Fund	The Fund’s goal is to provide capital appreciation and current income.

Large Growth Fund	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Growth Fund	The Fund’s goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

Mid Value Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid Growth Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small Value Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small Core Fund	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Small Growth Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

International Equity Fund	The Fund’s goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

Main Investment Strategies

What are Equity Securities?

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, limited partnership interests, securities convertible into other securities (such as warrants and options), rights and other interests in other securities, and depositary receipts for those securities. Equities are subject to market risk. Many factors affect the prices and dividend payouts, if applicable, of equity investments. These factors include, among others, the issuer’s earning stability and overall financial state, conditions in a particular industry or region, investor confidence in the economy, and general business conditions.

Large Value Fund

The Large Value Fund invests primarily in issuers listed on U.S. exchanges that the Fund’s sub-adviser believes are seasoned, liquid and low priced, with effective management and positive momentum. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of the smallest company that is included in the Russell 1000® Index. As of March 31, 2009, the market capitalizations of companies in the Russell 1000® Index were in excess of $30.4 million.

Value Fund

The Value Fund invests primarily in stocks of medium and large sized U.S. companies which, in the opinion of the Fund’s advisers, are undervalued. The Fund emphasizes stocks of U.S. companies with market capitalizations of greater than $2 billion. The Fund seeks to manage risk by focusing on companies with characteristics such as low price-to-earnings ratios or high dividend yields.

What is Value Investing?

Funds that use a value-oriented strategy search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company’s earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund’s adviser may not be correct in its determination of companies that are in fact undervalued.

Stock Index Fund

The Stock Index Fund seeks its objective by investing in the stocks comprising the Standard & Poor’s 500 Stock Index(1). The weightings of stocks in the S&P 500 Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.

(1)	Standard & Poor’s does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund or the Fund’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The Fund’s ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the Fund’s investment portfolio and the timing, frequency and size of cash flows into and out of the Fund. The Fund’s adviser regularly monitors the Fund’s correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund’s Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate or match the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets, under normal market conditions, in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

Large Core Fund

The Large Core Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of the smallest company included in the Russell 1000® Index. As of March 31, 2009, the market capitalization of the smallest company in the Russell 1000® Index was $30.4 million. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

Large Growth Fund

The Large Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of the smallest company included in the Russell 1000® Index. As of March 31, 2009, the market capitalization of the smallest company in the Russell 1000® Index was $30.4 million. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to try to control the volatility often associated with growth funds.

What is Growth Investing?

Funds that use a growth-oriented strategy search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund’s advisers may fail to pick stocks that outperform the economy or that do as well as the economy.

Growth Fund

The Growth Fund invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

Mid Value Fund

The Mid Value Fund invests primarily in stocks of medium sized companies which the Fund’s advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Value Index. As of March 31, 2009, the market capitalizations of companies in the Russell Midcap® Value Index ranged from approximately $43.2 million to $15.3 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid Value Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Mid Growth Fund

The Mid Growth Fund invests primarily in stocks of medium sized companies which the Fund’s advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund’s advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of March 31, 2009, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $43 million to $15 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the Mid Growth Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Small Value Fund

The Small Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund’s advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances, the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index. As of March 31, 2009, the market capitalizations of companies in the Russell 2000® Index ranged from $8 million to

$4.25 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the Small Value Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Small Core Fund

The Small Core Fund invests primarily in stocks of small to medium sized companies which, in the opinion of the Fund’s advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index. As of March 31, 2009, the market capitalizations of companies in the Russell 2000® Index ranged from $8 million to $4.25 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Core Fund invests may change.

The Fund uses multiple managers pursuing different investment styles to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

Small Growth Fund

The Small Growth Fund invests primarily in stocks of companies with small market capitalizations which the Fund’s advisers believe have above average growth potential. Factors the Fund’s advisers may consider in determining a company’s growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances, the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index. As of March 31, 2009, the market capitalizations of companies in the Russell 2000® Index ranged from $8 million to $4.25 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the Small Growth Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

International Equity Fund

The International Equity Fund invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund’s adviser, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, the Fund invests at least 75% of its net assets in foreign securities or depositary receipts of foreign securities. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers in developing countries. Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Fund may also invest in partnership interests. The International Equity Fund’s portfolio manager invests on an opportunistic basis, where the portfolio manager believes there is intrinsic value. The portfolio is typically diversified to include basic value stocks and stocks that, in the portfolio manager’s opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. Securities are sold when the Fund needs cash to meet redemptions, or when the portfolio manager believes that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal.

What are Derivatives?

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the fund’s portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. Funds may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.

Derivatives involve special risks and costs and may result in losses to a Fund. Even a small investment in derivatives can have a disproportionate impact on a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s net asset value. Derivatives can also make the Fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.

All Stock Funds

The portfolio managers of the Large Value, Value, Mid Value and Small Value Funds use a “bottom up” value-oriented approach in selecting investments for the Funds. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals.

Portfolio managers of the Large Core, Large Growth, Growth, Mid Growth, Small Growth and Small Core Funds use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Fund. In that case, derivative investments will be considered related investments for the purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Fund also may lend its securities to generate income.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.

Although the policy of each Fund, other than the Value Fund and Stock Index Fund, under normal circumstances, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted. The Stock Index Fund invests in a portfolio sponsored by a third party adviser.

Main Risks

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

The Funds are subject to the following main investment risks, as well as those described in Appendix B:

•  Market.  The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile—their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor. The Growth, Large Growth, Mid Growth and Small Growth Funds are particularly susceptible to the risks of growth investing.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A value oriented Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style. The Value, Large Value, Mid Value and Small Value Funds are particularly susceptible to the risks of value investing.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. Investments held by the Mid Value,

Mid Growth, Small Value, Small Core and Small Growth Funds are particularly susceptible to the risks of small- or medium-sized companies.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADR”s), Global Depositary Receipts (“GDR”s) and European Depositary Receipts (“EDR”s), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Active Trading. The Growth and Small Core Funds are actively managed, and the portfolio managers may purchase and sell securities without regard to the length of time held. In addition, the Large Core, Large Growth, Growth, Mid Growth, Small Growth, and International Equity Funds had annual portfolio turnover rates in 2008 in excess of 100%. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income for taxable investors.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. You should not invest in the Stock Funds to play short-term swings in the stock market. Consider the Stock Index Fund if you wish to keep investment expenses lower while seeking potentially high long-term returns from investments in large companies. Consider the Large Value, Value, Mid Value and Small Value Funds if you are seeking capital appreciation with an income component to temper volatility. Consider the Large Core, Large Growth, Growth, Mid Growth, Small Core, Small Growth, and International Equity Funds if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Mid Value, Mid Growth, Small Value, Small Core and Small Growth Funds emphasize securities of small to medium size companies, and, as a result, these Funds may be particularly volatile.

Fund Performance

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

Large Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	13.76%	June 30, 2003

Lowest	-24.50%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Large Value Fund	-43.20%	-4.26%	-1.26%

Russell 1000® Value Index	-36.85%	-0.79%	0.37%

S&P 500 Index	-37.00%	-2.19%	-4.19%

Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	7.99%	December 31, 2006

Lowest	-23.36%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	Since Inception June 2005

Value Fund	-46.81%	-13.97%

Russell 1000® Value Index	-36.85%	-5.67%

Stock Index Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	15.16%	June 30, 2003

Lowest	-21.99%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Stock Index Fund	-37.16%	-2.44%	-4.46%

S&P 500 Index	-37.00%	-2.19%	-4.19%

Large Core Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	12.54%	June 30, 2003

Lowest	-21.38%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception September 2000

Large Core Fund	-36.88%	-3.30%	-7.78%

Russell 1000® Index	-37.60%	-2.04%	-4.07%

S&P 500 Index	-37.00%	-2.19%	-4.19%

Large Growth Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	12.38%	June 30, 2003

Lowest	-22.89%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Large Growth Fund	-40.04%	-4.33%	-7.64%

Russell 1000® Growth Index	-38.44%	-3.42%	-8.82%

S&P 500 Index	-37.00%	-2.19%	-4.19%

Growth Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.82%	December 31, 2001

Lowest	-29.61%	March 31, 2001

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception September 2000

Growth Fund	-51.14%	-4.31%	-10.76%

Russell 1000® Growth Index	-38.44%	-3.42%	-8.82%

S&P 500 Index	-37.00%	-2.19%	-4.19%

Mid Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.53%	June 30, 2003

Lowest	-23.99%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception October 2001

Mid Value Fund	-37.87%	0.60%	5.42%

Russell Midcap® Value Index	-38.44%	0.33%	4.65%

Mid Growth Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	16.10%	December 31, 2004

Lowest	-25.44%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception November 2001

Mid Growth Fund	-41.68%	0.18%	-0.20%

Russell Midcap® Growth Index	-44.32%	-2.33%	-0.12%

Small Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	13.67%	December 31, 2004

Lowest	-22.43%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception January 2003

Small Value Fund	-26.80%	-3.13%	3.51%

Russell 2000® Value Index	-28.92%	0.27%	7.00%

Small Core Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	20.22%	June 30, 2003

Lowest	-25.54%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Small Core Fund	-36.21%	-3.44%	-2.68%

Russell 2000® Index	-33.79%	-0.93%	0.48%

S&P 500 Index	-37.00%	-2.19%	-4.19%

Small Growth Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	14.68%	December 31, 2004

Lowest	-25.34%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception May 2003

Small Growth Fund	-38.06%	-4.00%	0.18%

Russell 2000® Growth Index	-38.54%	-2.35%	2.58%

International Equity Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.24%	June 30, 2003

Lowest	-24.31%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

International Equity Fund	-50.12%	-1.38%	-3.66%

MSCI All Country World ex-US Index	-45.24%	3.00%	0.42%

MSCI World ex-US Equity Index*	-43.23%	2.37%	-0.25%

*	This index served as the Fund’s benchmark prior to January 1, 2009. This benchmark index change was made to make more meaningful comparisons of the Fund’s performance relative to the strategies it employs.

Fund Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Stock Funds. These tables set forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

	Large		Stock	Large	Large
Shareholder Fees	Value	Value	Index	Core	Growth	Growth
(fees paid directly from your investment)	Fund	Fund	Fund	Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.45%	0.50%	0.10%	0.60%	0.62%	0.77%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses(2)

Administrative Services Fee	0.05%	0.05%	(3)	0.05%	0.05%	0.05%

Miscellaneous Expenses	0.06%	0.32%	0.03%	0.15%	0.05%	0.13%

Total Other Expenses	0.11%	0.37%	0.03%	0.20%	0.10%	0.18%

Total Annual Fund Operating Expenses	0.81%	1.12%	0.38%	1.05%	0.97%	1.20%

Fee Waiver and/or Expense Reimbursement(4)	0.06%	0.27%	0.08%	0.15%	0.07%	0.15%

Net Expenses	0.75%	0.85%	0.30%	0.90%	0.90%	1.05%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	Other expenses have been restated to reflect expenses the Fund expects to incur during its current fiscal year.
(3)	Administrative Services Fees of the Fund are included in the Advisory Fee for the Fund.
(4)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

	Mid	Mid	Small	Small	Small	International
Shareholder Fees	Value	Growth	Value	Core	Growth	Equity
(fees paid directly from your investment)	Fund	Fund	Fund	Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.67%	0.72%	0.82%	0.80%	0.87%	0.75%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administrative Services Fee	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%

Miscellaneous Expenses	0.07%	0.10%	0.13%	0.10%	0.14%	0.12%

Total Other Expenses	0.12%	0.15%	0.18%	0.15%	0.19%	0.17%

Total Annual Fund Operating Expenses	1.04%	1.12%	1.25%	1.20%	1.31%	1.17%

Fee Waiver and/or Expense Reimbursement(2)	0.14%	0.17%	0.15%	0.10%	0.16%	0.02%

Net Expenses	0.90%	0.95%	1.10%	1.10%	1.15%	1.15%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund, reinvest all distributions and dividends without a sales charge, and hold your shares for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	the Fund’s operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Large		Stock	Large	Large
	Value	Value	Index	Core	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
1 year	$77	$87	$31	$92	$92	$107

3 years	$240	$271	$97	$287	$287	$334

5 years	$417	$471	$169	$498	$498	$579

10 years	$948	$1,126	$405	$1,150	$1,128	$1,325

	Mid	Mid	Small	Small	Small	International
	Value	Growth	Value	Core	Growth	Equity
	Fund	Fund	Fund	Fund	Fund	Fund
1 year	$92	$97	$112	$112	$117	$117

3 years	$287	$303	$350	$350	$365	$365

5 years	$498	$525	$606	$606	$633	$633

10 years	$1,148	$1,214	$1,382	$1,368	$1,442	$1,403

Transamerica Asset Allocation Funds

Institutional Short Horizon
Institutional Short/Intermediate Horizon
Institutional Intermediate Horizon
Institutional Intermediate/Long Horizon
Institutional Long Horizon

Fund Goals

Transamerica Institutional Asset Allocation — Short Horizon	The Fund’s goal is to provide a high level of income and preservation of capital.

Transamerica Institutional Asset Allocation — Short/Intermediate Horizon	The Fund’s goal is to achieve reasonable returns with considerably less than average volatility as compared to other balanced funds.

Transamerica Institutional Asset Allocation — Intermediate Horizon	The Fund’s goal is to achieve long-term returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

Transamerica Institutional Asset Allocation — Intermediate/Long Horizon	The Fund’s goal is to achieve long-term returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

Transamerica Institutional Asset Allocation — Long Horizon	The Fund’s goal is to provide long-term returns from growth of capital and growth of income.

Main Investment Strategies

The Transamerica Asset Allocation Funds invest in a combination of the Funds described above in this prospectus. Transamerica Asset Management, Inc. (TAM) selects the combination and amount of underlying Funds to invest in based on each Asset Allocation Fund’s investment goal.

The following chart shows approximately how much of the assets of each Asset Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect TAM’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the Asset Allocation Funds. TAM may allocate the assets of each Asset Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market or other conditions or to process a large purchase or redemption within an Asset Allocation Fund. For more information on allocations to the underlying Funds, see Appendix A.

	Normal Approximate Allocations
	Bond	Stock	Money Market
	Funds	Funds	Fund
Short Horizon	88%	10%	2%

Short/Intermediate Horizon	68%	30%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Long Horizon	8%	90%	2%

Each Asset Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer. Each Asset Allocation Fund invests in the underlying Funds, which are diversified.

Main Risks

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

The Asset Allocation Funds are subject to the following investment risks, as well as those described in Appendix B:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Asset Allocation. TAM allocates an Asset Allocation Fund’s assets among various underlying Funds. These allocations may be unsuccessful in maximizing a Fund’s return and/or avoiding investment losses.

•	Underlying Funds. Because an Asset Allocation Fund invests its assets in various underlying Funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. An Asset Allocation Fund is indirectly subject to all of the risks associated with an investment in the underlying funds. For example, the Short Horizon and Short/Intermediate Horizon Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Asset Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Asset Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Asset Allocation Funds investing more of their assets in the Bond Funds. There can be no assurance that the investment objective of any underlying Fund will be achieved.

In addition, an Asset Allocation Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Stocks. Stocks may be volatile-their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADR”s), Global Depositary Receipts (“GDR”s) and European Depositary Receipts (“EDR”s), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of that Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A value fund may underperform other equity funds that use different investing styles. An underlying value fund may also underperform other equity funds using the value style.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Asset Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Asset Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the Short Horizon Fund if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the Short/Intermediate Horizon Fund if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Fund and less volatility than the other Asset Allocation Funds. Consider the Intermediate Horizon Fund if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the Intermediate/Long Horizon Fund if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the Long Horizon Fund if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

Fund Performance

The following bar charts and tables can help you evaluate the risks of investing in the Asset Allocation Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

Short Horizon Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.40%	June 30, 2003

Lowest	-4.24%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Short Horizon* Fund	-9.21%	1.65%	3.32%

Barclays Capital Aggregate Bond Index(1)	5.24%	4.65%	6.10%

*	A combined index consisting of 27% Merrill Lynch 1-3 Year Treasury Index, 54% Barclays Capital Aggregate Bond Index(1), 9% Merrill Lynch High Yield Master II Index, 9% Russell 3000® Index and 1% MSCI World ex-US Index had a one year return of -4.41%, a five year return of 3.09% and a return of 4.30% for the period since the Fund’s inception.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

Short/Intermediate Horizon Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	6.43%	June 30, 2003

Lowest	-8.68%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Short/ Intermediate Horizon Fund*	-17.68%	0.55%	1.45%

Barclays Capital Aggregate Bond Index(1)	5.24%	4.65%	6.10%

S&P 500 Index	-37.00%	-2.19%	-4.19%

*	A combined index consisting of 21% Merrill Lynch 1-3 Year Treasury Index, 42% Barclays Capital Aggregate Bond Index(1), 7% Merrill Lynch High Yield Master II Index, 25% Russell 3000® Index and 5% MSCI World ex-US Index had a one year return of -13.11%, a five year return of 2.23% and a return of 2.74% for the period since the Fund’s inception.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

Intermediate Horizon Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	8.52%	June 30, 2003

Lowest	-12.87%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Intermediate Horizon Fund*	-24.97%	-0.43%	-0.02%

Barclays Capital Aggregate Bond Index(1)	5.24%	4.65%	6.10%

S&P 500 Index	-37.00%	-2.19%	-4.19%

*	A combined index consisting of 15% Merrill Lynch 1-3 Year Treasury Index, 30% Barclays Capital Aggregate Bond Index(1), 5% Merrill Lynch High Yield Master II Index, 42% Russell 3000® Index and 8% MSCI World ex-US Index had a one year return of -21.29%, a five year return of 1.22% and a return of 1.03% for the period since the Fund’s inception.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

Intermediate/Long Horizon Fund
Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	10.81%	June 30, 2003

Lowest	-17.64%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Intermediate/ Long Horizon Fund*	-32.37%	-1.66%	-1.82%

S&P 500 Index	-37.00%	-2.19%	-4.19%

*	A combined index consisting of 9% Merrill Lynch 1-3 Year Treasury Index, 18% Barclays Capital Aggregate Bond Index(1), 3% Merrill Lynch High Yield Master II Index, 59% Russell 3000® Index and 11% MSCI World ex-US Index had a one year return of -28.85%, a five year return of 0.16% and a return of -0.74% for the period since the Fund’s inception.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

Long Horizon Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	14.24%	June 30, 2003

Lowest	-21.99%	December 31, 2008

Average Annual Total Returns as of 12/31/08
	1 Year	5 Year	Since Inception September 2000

Long Horizon Fund*	-39.15%	-2.90%	-4.02%

S&P 500 Index	-37.00%	-2.19%	-4.19%

*	A combined index that through April 30, 2003 consisted of 60% Russell 1000® Equity Index, 25% Russell 2000® Equity Index, and 15% MSCI Ex-US Equity Index. Effective May 1, 2003 the combined index consists of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Barclays Capital Aggregate Bond Index(1), 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000® Index, and 14% MSCI Ex-US Equity Index. The returns of these blended benchmarks have been linked and had a one year return of -35.66%, a five year return of -0.91% and a return of -2.89% for the period since the Fund’s inception. The benchmark was changed to reflect a change effective May 1, 2003 in the portfolio’s asset allocation targets.

(1)	Formerly, Lehman Brothers Aggregate Bond Index.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Asset Allocation Funds. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

		Short/		Intermediate/
	Short	Intermediate	Intermediate	Long	Long
Shareholder Fees	Horizon	Horizon	Horizon	Horizon	Horizon
(fees paid directly from your investment)	Fund	Fund	Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets

Advisory Fee	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution (12b-1) Fees	None	None	None	None	None

Other Expenses

Administrative Services Fee	None	None	None	None	None

Miscellaneous Expenses	None	None	None	None	None

Acquired Fund Fees and Expenses(1)	0.69%	0.74%	0.81%	0.87%	0.93%

Total Other Expenses	0.69%	0.74%	0.81%	0.87%	0.93%

Total Annual Fund Operating Expenses	0.79%	0.84%	0.91%	0.97%	1.03%

(1)	Each Asset Allocation Fund bears its pro rata share of the fees and expenses (including advisory and Rule 12b-1 fees) of the underlying Funds in which it invests as reflected under Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are estimated for the current fiscal year based on investment allocations that went into effect on January 16, 2008.

Example

The following example is intended to help you compare the cost of investing in an Asset Allocation Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund, reinvest all distributions and dividends without a sales charge, and hold your shares for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	the Fund’s operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Short/
		Intermediate	Intermediate	Intermediate/
	Short Horizon	Horizon	Horizon	Long Horizon	Long Horizon
	Fund	Fund	Fund	Fund	Fund
1 year	$81	$86	$93	$99	$105

3 years	$252	$268	$290	$309	$328

5 years	$439	$466	$504	$536	$569

10 years	$978	$1,037	$1,120	$1,190	$1,259

Shareholder Services

This section describes how to do business with the Funds and shareholder services that are available.

How to Reach the Funds

• Customer Service: 1-888-233-4339
• Internet: www.transamericafunds.com
• Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc. 330 West 9th Street Kansas City, MO 64105

Retirement plan participants in a retirement plan administered by Diversified Investment Advisors, TAM’s affiliate, should contact Diversified at 1-800-755-5801 for additional information.

How to Purchase Shares

Shares of the Funds are available to institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, non-qualified deferred compensation plans, and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund’s shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (“NAV”) the next time it is calculated after your investment is received in good order and is accepted by the transfer agent. The Funds reserve the right to reject any purchase orders or to suspend offering Fund shares at any time.

You may purchase shares in a Fund through the transfer agent directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix C for information on purchases directly through the transfer agent. See your plan administrator, recordkeeper, or authorized financial intermediary, to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.

Because of the potential harm to the Funds and their long term shareholders, the Board of Trustees of the Funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds’ Board reserves the right to modify these or adopt additional policies and restrictions in the future. The Funds’ distributor and/or administrator has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts.

As noted above, if a Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future. Because the Funds apply their policies and procedures in a discretionary manner, different shareholders may be treated differently, which could result in some shareholders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

How the Price of Your Shares is Calculated

Each Fund’s net asset value is the value of its assets minus its liabilities. The price of a Fund’s shares is based on its net asset value. Each Fund calculates its net asset value every day the New York Stock Exchange (“Exchange”) is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund’s NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

What is NAV?

NAV refers to a Fund’s net asset value. Net asset value per share is calculated by dividing the total value of a Fund’s securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Fund may price those securities using fair value procedures approved by the Fund’s Board of Trustees. A Fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund’s net asset value is calculated). When a Fund uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.

The market price for certain debt obligations and derivative securities is generally the price supplied by an independent third party pricing service. Such a pricing service may use market prices or quotations, or a variety of fair value techniques and methodologies, to provide a price for a debt obligation or a derivative. The prices that each Fund uses may differ from the amounts that would be realized if the securities were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.

How to Sell Shares

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund’s NAV the next time it is calculated after your redemption request in good order is received by the transfer agent. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Each Fund reserves the right to delay delivery of your redemption proceeds up to 7 days.

Participants in a retirement plan or IRA program should obtain redemption instructions from their plan administrator, recordkeeper, or authorized financial intermediary. If you purchased shares directly through the transfer agent, see Appendix B for redemption instructions.

A signature guarantee is required for the following:

•	any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

•	any redemption by mail if the proceeds are to be wired to a bank;

•	any redemption request for more than $50,000; and

•	requests to transfer registration of shares to another owner.

At the Funds’ discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

Shareholder Services and Policies

Exchanges

On any business day you may exchange all or a portion of your shares in a Fund for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under “How to Sell Shares.” Plan participants or IRA holders should contact their plan administrator, recordkeeper, or authorized financial intermediary. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the transfer agent. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

Redemption proceeds

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

Involuntary redemptions

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

Telephone or internet transactions

You may initiate redemptions and exchanges by telephone or via internet. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the person are followed. During periods of extreme market volatility or activity, severe weather or abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone or via internet. In that case, please consider an alternative transaction method.

Address changes

To change the address on your account contact your plan administrator, recordkeeper or, authorized financial intermediary or call (888) 233-4339. You may also send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

Registration changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator, recordkeeper or authorized financial intermediary or call (888) 233-4339. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

Statements and reports

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

Dividends and Distributions

As a Fund shareholder, you are entitled to your share of a Fund’s net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions at least annually. When a Fund earns dividends from stocks, interest from bonds and other debt securities, and net short-term capital gains from the sale of securities and distributes those earnings to shareholders, it is called a dividend distribution. A Fund realizes long-term capital gains when it sells securities that it has held for more than one year for a higher price than it paid. When these gains (to the extent they exceed losses from sales of securities) are distributed to shareholders, it is called a capital gain distribution.

Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV unless you request otherwise in writing.

Tax Matters

This discussion of U.S. federal income taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under foreign, state and local laws.

As long as a Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

Taxes on Distributions

If you are otherwise subject to U.S. federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, whether you take the distributions in cash or in additional shares. Distributions from net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of a Fund’s qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate for taxable years beginning on or before December 31, 2010, provided that they are designated by the Fund as qualified dividend income and provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from U.S. corporations; dividends from certain foreign corporations will also qualify. Other distributions, including distributions of net short-term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

Fund distributions will reduce a Fund’s net asset value per share. As a result, if you are otherwise subject to U.S. federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Taxes on Sales or Exchanges

If you are otherwise subject to federal income taxes, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Other Tax Matters

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they take distributions from the plan in accordance with Internal Revenue Code rules.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. For Fund taxable years beginning on or before December 31, 2009, 30% withholding will not be imposed on any dividends designated as interest-related dividends or short-term capital gain dividends.

Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding applicable to shareholders who are neither citizens nor residents of the United States.

Management

Investment Advisers

Funds other than the Stock Index Fund

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser of each of the Funds and each of the underlying mutual funds (called Portfolios) in which certain of these Funds invest. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has selected sub-advisers for each Portfolio. TAM provides general supervision of the sub-advisers, subject to policies set by the Trustees. TAM provides general supervision of a Fund’s investment in its underlying Portfolio and also manages the assets of each Asset Allocation Fund, subject in each case to policies set by the Trustees.

Christopher A. Staples, CFA, is a Senior Vice President and Chief Investment Officer at TAM. Mr. Staples is Lead Portfolio Manager of the Transamerica Institutional Asset Allocation Funds. Prior to joining TAM in 2004, Mr. Staples was an Assistant Vice President at Raymond James & Associates from 1994 to 2004, and an Analyst from 1996 to 1999.

Jonathan Oldroyd is an Investment Analyst at TAM. Mr. Oldroyd is an Associate Portfolio Manager of the Transamerica Institutional Asset Allocation Funds. Prior to joining TAM in 2007, Mr. Oldroyd was an Analyst at Russell Investments from 2005 to 2007 and has 4 years of investment experience.

The sub-advisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of TAM. The sub-advisers are listed below; see “Sub-Advisers.”

The Funds and Portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any subadvisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Stock Index Fund

TAM is the investment adviser of the Stock Index Fund, providing general supervision of the Fund’s investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors (“BGFA”) was formed in October 1996 and is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”) (which, in turn, is a majority-owned subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. BGFA is located at 400 Howard Street, San Francisco, CA 94105.

Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the underlying Portfolio in which the Stock Index Fund invests. They are each responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of their portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on their authority for risk management and compliance purposes.

Ms. Hsiung is an employee of BGFA and BGI and has been one of the portfolio managers primarily responsible for the day-to-day management of the underlying Portfolio since January 2008. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Mr. Savage is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the underlying Portfolio since January 2008. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.

Sub-Advisers

The sub-advisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. TAM provides general supervision of the sub-advisers.

Following is a brief description of the sub-advisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person’s ownership of securities of the Funds with respect to which such person has or shares management responsibility.

Money Market Fund

GE Asset Management, Incorporated (“GEAMI”). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

High Quality Bond Fund

Merganser Capital Management, Inc. (“Merganser”). Merganser was established as a registered investment advisor and a subsidiary of Polaroid Corporation in 1985. Merganser’s founding principals acquired the firm from Polaroid in 1987, and it began operating as an independent entity. In 2000, one of the co-founders retired and sold his interest back to the firm. At the same time, the company was reformed legally from a Subchapter-S corporation to a limited partnership, and several of the company’s senior employees became partners of Merganser. In October of 2008, Merganser was acquired by Annaly Capital Management Inc. Merganser became a wholly owned subsidiary of Annaly, operating under the name Merganser Capital Management, Inc. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Officer, and has been with the firm since 1986. Mr. Kaplan is a Portfolio Manager, and has been with the firm since 1986. Mr. Kelly is the lead manager of Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.

Inflation-Protected Securities Fund

BlackRock Financial Management, Inc. (“BlackRock”). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock, Inc., a provider of global investment management and risk management products, with $1.31 trillion in assets under management as of December 31, 2008. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock.

Spodek: Managing Director of BlackRock, Inc. since 2002.

Weinstein: Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2005 to 2007; Vice President of BlackRock, Inc. from 2005 to 2007; Associate at BlackRock, Inc. from 2002 to 2005.

Total Return Bond Fund

Western Asset Management Company
Western Asset Management Company Limited

Western Asset Management Company (“WAMCO”). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

Stephen A. Walsh, S. Kenneth Leech, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the supervision of the Total Return Bond Fund on behalf of WAMCO. Mr. Walsh is the Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Leech is the Chief Investment Officer Emeritus of WAMCO, and has been with the firm since 1993. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Total Return Bond Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited (“WAML”). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Total Return Bond Fund’s foreign fixed income investments. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Total Return Bond Fund’s investments on behalf of WAML. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt also serve as co-team leaders for the Total Return Bond Fund on behalf of WAMCO, as described above.

Core Bond Fund

BlackRock Financial Management, Inc. (“BlackRock”). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock, Inc., a provider of global investment management and risk management products, with $1.31 trillion in assets under management as of December 31, 2008. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.

Amero: Vice Chairman of BlackRock, Inc. since 2007; Managing Director of BlackRock, Inc. since 1990.

Arledge: Managing Director of BlackRock, Inc. since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.

Marra: Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2006.

Phillips: Managing Director of BlackRock, Inc. since 1999.

High Yield Bond Fund

Eaton Vance Management. Eaton Vance Management has been a registered investment adviser since 1990 and is a wholly owned subsidiary of Eaton Vance Corp. The principal business address of Eaton Vance Management is Two International Place, Boston, Massachusetts 02110.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management. Ms. Carter is a Vice President and portfolio manager at Eaton Vance Management and serves as the senior fixed income analyst of the High Yield Fixed Income Group. Mr. Weilheimer is a Vice President and portfolio manager at Eaton Vance Management and serves as a

Co-Director of the High Yield Fixed Income Group. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

Balanced Fund

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited

Goldman Sachs Asset Management, L.P. (“GSAM®”). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.

Andrew Alford, Katinka Domotorffy and Kent Daniel are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM.

Andrew Alford, PhD, is a Managing Director and Senior Portfolio Manager responsible for U.S. portfolios and long/short Flex strategies. Mr. Alford has been involved in all aspects of the investment process, from research to implementation, since he joined the team in 1998. Katinka Domotorffy, is a Managing Director and Co-CIO and head of the Quantitative Investment Strategies (“QIS”) team. Ms. Domotorffy joined the QIS team in 1998. Kent Daniel, PhD, is a Managing Director, Co-CIO of Equity Strategies and Head of Equity Research. Mr. Daniel joined GSAM’s team in December 2004. Prior to joining GSAM, Mr. Daniel was the John and Helen Kellogg Distinguished Professor of Finance at the Kellogg School of Management at Northwestern University.

Mr. Alford, Ms. Domotorffy and Mr. Daniel have joint responsibility with respect to all aspects of the portion of the assets of the Balanced Portfolio assigned to GSAM.

Western Asset Management Company (“WAMCO”). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

Stephen A. Walsh, S. Kenneth Leech, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the supervision of the Balanced Fund on behalf of WAMCO. Mr. Walsh is the Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Leech is the Chief Investment Officer Emeritus of WAMCO, and has been with the firm since 1993. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

The Balanced Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Balanced Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Fund invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited (“WAML”). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Fund’s foreign fixed income investments. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Balanced Fund’s investments on behalf of WAML. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt also serve as co-team leaders for the Balanced Fund on behalf of WAMCO, as described above.

Large Value Fund

Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by twelve principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.

Theodore R. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina M. Moore and R. Brian Wenzinger are responsible for the day-to-day management of the Large Value Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Mr. Kaye is a Principal of AJO, and has been with the firm since 2008. Most recently, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.

Each member of the AJO team has joint responsibility for the Large Value Portfolio. There is no lead member of the AJO team.

Value Fund

Hotchkis and Wiley Capital Management, LLC. (“Hotchkis”). Hotchkis was formed in 1980 and is independently owned. Hotchkis is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis, and Stephens-H&W, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Its principal business address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Hotchkis manages institutional separate accounts and is the adviser and sub-adviser to mutual funds, including the Value Fund (the “Fund”). The investment process employed is the same for similar accounts, including the Fund and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis investment strategies. Hotchkis has identified the portfolio managers with the most significant responsibility for the Fund’s portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Fund. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Fund. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994.

Large Core Fund

Aronson+Johnson+Ortiz, LP

Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by twelve principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.

Theodore R. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina Marie N. Moore and R. Brian Wenzinger are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is Principal of AJO, and has been with the firm since 1991. Mr. Kaye is a Principal of AJO, and has been with the firm since 2008. Most recently, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.

Each member of the AJO team has joint responsibility for the Large Core Portfolio. There is no lead member of the AJO team.

Large Growth Fund

Jennison Associates LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP

Jennison Associates LLC (“Jennison”). Jennison has provided investment advisory services since 1969. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Michael A. Del Balso, Spiros Segalas and Blair A. Boyer are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Spiros “Sig” Seglas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in economics. He received a M.B.A. in finance from New York University in 1989.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

OFI Institutional Asset Management, Inc. (“OFII”). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer – Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Large Growth Portfolio since 2007. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005).

Mid Value Fund

Cramer, Rosenthal, McGlynn, LLC
J.P. Morgan Investment Management, Inc.

Cramer, Rosenthal, McGlynn, LLC (“CRM”). CRM was founded in 1973 as an independent investment counselor. CRM has been a registered investment adviser since June 13, 1983. The principal business address of CRM is 520 Madison Avenue, New York, New York 10022.

The CRM Mid-Cap Value team is led by Jay B. Abramson and Robert L. Rewey, III who are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of CRM. Mr. Abramson is the President and Chief Investment Officer of CRM, and has been with the firm since 1985. Mr. Rewey is a Senior Vice President at CRM, and has been with the firm since 2003. Prior to joining the firm, Mr. Rewey was a portfolio manager and senior research analyst at Sloate, Weisman, Murray & Co., Inc. from 1995 – 2003. Both have joint responsibility with respect to the Mid Value Portfolio. Each has the authority to make final decisions to buy and sell securities for the Mid Value Portfolio. There are fourteen other analysts who contribute to the security selection process.

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.

LSV’s portfolio decision making process is strictly quantitative and driven by (i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV’s research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vermeulen and Mansharamani. There is no lead member of the LSV team.

J.P. Morgan Investment Management, Inc. (“JPMorgan”). The principal business address of JPMorgan is 245 Park Avenue, New York, New York 10167.

Jonathan K.L. Simon, Lawrence Playford, CFA and Gloria Fu, CFA are responsible for the day-to-day management of the Transamerica Partners Mid Value Portfolio on behalf of JPMorgan.

Jonathan K.L. Simon, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming’s U.S. asset management operations from 1990 until 2000. Mr. Simon holds an M.A. in mathematics from Oxford University.

Lawrence Playford, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Mr. Playford’s analytical coverage includes the energy, materials, industrials and utilities sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, he served as a client portfolio manager working directly with the U.S. Equity Group’s investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm’s finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

Gloria Fu, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Her analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

Mid Growth Fund

Columbus Circle Investors (“CCI”). CCI, was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994. The principal business address of CCI is One Station Place, Stamford, Connecticut 06902.

Clifford Fox and Michael Iacono are responsible for the day-to-day supervision of the Mid Growth Portfolio on behalf of Columbus Circle. Mr. Fox is a Senior Managing Director of CCI, and has been at the firm since 1992. Mr. Iacono is a Managing Director of CCI, and has been with the firm since 2000. Mr. Fox is the lead portfolio manager and Mr. Iacono is the co-portfolio manager with respect to the Mid Growth Portfolio. Research analysts and portfolio managers at CCI work together as a team to generate ideas for the Mid Growth Portfolio. Final decisions for all portfolio transactions are made by Mr. Fox.

Small Value Fund

Mesirow Financial Investment Management, Inc.

Mesirow Financial Investment Management, Inc. (“Mesirow Financial”). Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm. The principal business address of Mesirow Financial is 350 N. Clark Street, Chicago, Illinois 60654.

Michael A. Crowe and Rosa Welton are responsible for the day-to-day supervision of the Small Value Portfolio on behalf of Mesirow Financial. Mr. Crowe is a Senior Managing Director with the firm since 2003. Previously, Mr. Crowe was a Managing Director for Lunn Partners, where he directed the firm’s discretionary money management subsidiary. Ms. Welton is a Senior Vice President with the firm since 2003. Prior to joining Mesirow Financial, Ms. Welton was an Investment Analyst at Deloitte & Touche Investment Advisors.

Small Core Fund

Fort Washington Investment Advisors, Inc.
Invesco Institutional (N.A.), Inc.
Wellington Management Company, LLP.

Fort Washington Investment Advisors, Inc. (“FWIA”). FWIA, an Ohio corporation, was founded in 1990 and is the money management and primary investment arm of The Western and Southern Life Insurance Company, with more than $29.4 billion in assets as of December 31, 2008. (This does not include Todd Investment Advisors, Inc., a wholly owned subsidiary, with $3.5 billion in primary assets under management; or Fort Washington Capital Partners Group, a division of FWIA, with more than $1.8 billion in commitments under management and/or advertisement). The principal business address of FWIA is 303 Broadway, Suite 1200, Cincinnati, OH 45202.

Bihag N. Patel, CFA, David K. Robinson, CFA, Daniel J. Kapusta and Richard R. Jandrain III are responsible for the day-to-day management of the Small Core Portfolio on behalf of FWIA.

Mr. Patel, Senior Portfolio Manager, is responsible for healthcare and finance (insurance and banks). Mr. Patel has been in the investment industry since 1986 and joined FWIA in 2004.

Mr. Robinson, Senior Portfolio Manager, is responsible for industrial, energy and materials. Mr. Robinson has been in the investment industry since 1986 and joined FWIA in 2004.

Mr. Kapusta, Senior Portfolio Manager, is responsible for the consumer and finance (brokers and REITS). Mr. Kapusta has been in the investment industry since 1987 and joined FWIA in 2004.

Mr. Jandrain, Managing Director and Senior Portfolio Manager, is responsible for technology. Mr. Jandrain has been in the investment industry since 1977 and joined FWIA in 2004.

Invesco Institutional (N.A.), Inc. (“Invesco”). Invesco was formed in 1978 and has been a registered investment adviser since 1988. Invesco is indirectly owned by Invesco Ltd. The principal business address of Invesco is Two Peachtree Pointe, 1555 Peachtree St., NE, Suite 1800, Atlanta, Georgia 30309.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of Invesco’s Global Quantitative Equity group. Mr. Lefkowitz is the Head of Portfolio Management for the group, and has been with the firm since 1982. Mr. Kostyk is a Portfolio Manager in the Global Quantitative Equity group, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager in the Global Quantitative Equity group, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager in the Global Quantitative Equity group, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager in the Global Quantitative Equity group, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and oversees the activities of the other Portfolio Managers. The Small Core Portfolio is managed using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.

Wellington Management Company, LLP (“Wellington Management”) Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

The following individuals are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Wellington Management:

Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has served as the Portfolio Manager of the Portfolio since 2008 and has been involved in portfolio management and securities analysis for the Portfolio since 2002. Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Portfolio since 2004.

Small Growth Fund

Perimeter Capital Partners LLC (“Perimeter”). Perimeter, a registered investment adviser, was founded in 2006. The principal business address of Perimeter is 5 Concourse Parkway, Suite 2725, Atlanta, Georgia 30328.

Mark D. Garfinkel, CFA, and James N. Behre are responsible for the day-to-day supervision of the Small Growth Portfolio on behalf of Perimeter. Mr. Garfinkel has served as Principal and Small Cap Growth Portfolio Manager at Perimeter since the founding of the firm in 2006. Prior to joining Perimeter, Mr. Garfinkel served as a Managing Director of Trusco Capital Management, Inc. since 1994.

Mr. Behre has served as Principal and Director of Research at Perimeter since the founding of the firm in 2006. Prior to the formation of Perimeter, Mr. Behre worked with Mr. Garfinkel at Trusco Capital Management since 1995 as the lead analyst and co-architect of the firm’s small cap growth investment process.

Growth Fund

Turner Investment Partners, Inc. (“Turner”). Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Suite 100, Berwyn, Pennsylvania 19312.

Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin are responsible for the day-to-day supervision of the Growth Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Investment Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993. Heather F. McMeekin is a Portfolio Manager and Security Analyst for Turner and has been with the firm since 2001.

Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner, Robb J. Parlanti, and Heather F. McMeekin are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner’s equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

International Equity Fund

Thornburg Investment Management, Inc. (“Thornburg”). Thornburg is an employee-owned investment management company based in Santa Fe, New Mexico, with assets under management of $33.7 billion as of December 31, 2008. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals. The principal business address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

William V. Fries, CFA, Wendy Trevisani and Lei Wang, CFA are responsible for the day-to-day management of the International Equity Portfolio on behalf of Thornburg.

Mr. Fries is a managing director of Thornburg, and a co-portfolio manager of the Thornburg International Equity Strategy and the Thornburg Domestic Equity Strategy. He joined Thornburg in 1995 as managing director. His responsibilities include portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance.

Ms. Trevisani is a managing director of Thornburg, and a co-portfolio manager of the Thornburg International Equity Strategy and the Thornburg International ADR Equity Strategy. Her responsibilities include portfolio management and analysis of companies as well as evaluation of existing positions and overall equity fund performance. She joined Thornburg as an associate portfolio manager in 1999, and was named managing director in 2003. She was promoted to co-portfolio manager in 2006.

Mr. Wang is a managing director of Thornburg and co-portfolio manager of the Thornburg International Equity Strategy. His responsibilities include portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined Thornburg in 2004 as an associate portfolio manager and in 2006 was promoted to co-portfolio manager for the International Equity Strategy and was also named managing director.

Advisory Fees

For the fiscal year ended December 31, 2008, each Fund paid the Adviser and the sub-advisers aggregate advisory fees (after waivers) equal to that percentage of the Fund’s average daily net assets set forth in the table below. A discussion regarding the basis of the Board of Trustees’ approval of the advisory agreements of TAM and the continuance of the subadvisory agreements with the sub-advisers is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2008, and semi-annual report to shareholders for the six-month period ended June 30, 2008.

Money Market Fund	0.25%

High Quality Bond Fund	0.35%

Inflation-Protected Securities Fund	0.35	%(1)

Core Bond Fund	0.35%

Total Return Bond Fund	0.35	%(1)

High Yield Bond Fund	0.55%

Balanced Fund	0.42%

Large Value Fund	0.45	%(1)

Value Fund	0.49%

Stock Index Fund	0.00%

Large Core Fund	0.60%

Large Growth Fund	0.62%

Growth Fund	0.76%

Mid Value Fund	0.67%

Mid Growth Fund	0.72	%(1)

Small Value Fund	0.80%

Small Core Fund	0.80	%(1)

Small Growth Fund	0.84%

International Equity Fund	0.75%

Short Horizon Fund	0.10	%*

Short/Intermediate Horizon Fund	0.10	%*

Intermediate Horizon Fund	0.10	%*

Intermediate/Long Horizon Fund	0.10	%*

Long Horizon Fund	0.10	%*

(1)	Amount waived was less than 0.005%.
*	In addition, this Fund will bear its pro rata share of the advisory fees of the underlying Funds in which it invests.

More About the Funds

Each Fund’s goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. Each Fund’s goal may be changed by the Fund’s Board of Trustees without shareholder approval. More information on investment strategies, investments and risks appears in Appendix B to this Prospectus.

Please note that each Fund may also use strategies and invest in securities that are described in the SAI. However, a Fund might not use all of the strategies and investment techniques described below or in the SAI at any particular time.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Legal Proceedings. There are no legal proceedings to which the Funds or TAM is a party and which are expected to have a material adverse effect on either the Funds or on TAM’s ability to perform its contractual obligations as investment adviser to the Funds.

General Information

Distribution Arrangements. Transamerica Capital, Inc. (“TCI”), 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Asset Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund’s average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. TAM or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, TAM or their affiliates, as applicable, and may be substantial.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a Fund’s distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund, or employee benefit plans that include the Fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund, or to include the Fund as an investment option, in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.

What are Distribution (“12b-1”) Fees?

Distribution fees, also called 12b-1 fees, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

Investment Structure. Each Fund (except for the Asset Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund’s Trustees believe that to be in the best interests of the Fund’s shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

Brokerage Transactions. Each Fund’s advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may “pay up” for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will “pay up” only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Trusts. Each Fund other than the Asset Allocation Funds is a series of Transamerica Partners Funds Group II, which is a Massachusetts business trust. Each Asset Allocation Fund is a series of Transamerica Partners Funds Group, which also is a Massachusetts business trust.

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Financial Highlights

This table is intended to help you understand each Institutional Fund’s performance and other financial information for the past 5 years (or, if shorter the period of the Institutional Fund’s operations). Certain information reflects financial results for a single fund share. “Total return” shows how much your investment in an Institutional Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Institutional Funds, whose reports thereon are included in the Institutional Funds’ 2008 Annual Report. The Institutional Funds’ Annual Report is incorporated into this registration statement by reference. Copies of the Institutional Funds’ Annual Report may be obtained without charge by calling (888)-233-4339.

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Money Market
12/31/2008	$10.07	$0.22	$(0.01)**	$0.21	$(0.21)	$—	$(0.01)
12/31/2007	10.04	0.49	—	0.49	(0.46)	—	—
12/31/2006	10.04	0.46	(0.01)	0.45	(0.45)	—	(0.00)**
12/31/2005	10.04	0.28	0.00 **	0.28	(0.28)	—	—
12/31/2004	10.03	0.10	(0.01)	0.09	(0.08)	—	—
High Quality Bond
12/31/2008	10.35	0.41	(0.38)	0.03	(0.46)	—	—
12/31/2007	10.28	0.43	0.08	0.51	(0.44)	—	—
12/31/2006	10.25	0.39	0.02	0.41	(0.38)	—	—
12/31/2005	10.40	0.31	(0.13)	0.18	(0.33)	—	(0.00)**
12/31/2004	10.58	0.28	(0.15)	0.13	(0.31)	—	—
Inflation-Protected Securities
12/31/2008	9.83	0.46	(0.67)	(0.21)	(0.44)	—	(0.08)
12/31/2007	9.41	0.47	0.43	0.90	(0.48)	—	—
12/31/2006	9.50	0.41	(0.11)	0.30	(0.39)	—	—
12/31/2005	9.66	0.32	(0.22)	0.10	(0.26)	—	—
12/31/2004	9.75	0.22	(0.09)	0.13	(0.22)	—	(0.00)**
Core Bond
12/31/2008	10.55	0.50	(0.71)	(0.21)	(0.64)	—	—
12/31/2007	10.34	0.47	0.17	0.64	(0.43)	—	—
12/31/2006	10.37	0.44	(0.04)	0.40	(0.43)	—	—
12/31/2005	10.53	0.39	(0.17)	0.22	(0.38)	(0.00)**	—
12/31/2004	10.53	0.36	0.09	0.45	(0.43)	(0.02)	—
Total Return Bond
12/31/2008	9.85	0.44	(1.28)	(0.84)	(0.47)	(0.13)	(0.02)
12/31/2007	9.96	0.48	(0.13)	0.35	(0.38)	(0.08)	—
12/31/2006	9.93	0.46	0.00 **	0.46	(0.32)	(0.11)	—
12/31/2005(1)	10.00	0.24	(0.22)	0.02	(0.09)	—	—
High Yield Bond
12/31/2008	9.00	0.75	(3.25)	(2.50)	(0.71)	—	—
12/31/2007	9.58	0.74	(0.57)	0.17	(0.71)	(0.03)	(0.01)
12/31/2006	9.24	0.72	0.34	1.06	(0.64)	(0.08)	—
12/31/2005	9.61	0.71	(0.42)	0.29	(0.65)	(0.01)	—
12/31/2004	9.49	0.74	0.18	0.92	(0.72)	(0.08)	—

				Ratios to Average Net Assets
				Expenses		Expenses,
Total	Net Asset			Including		Including the		Net Investment
Dividends	Value,			the Series		Series Portfolio		Income (Loss)
and	End of	Total	Net Assets,	Portfolio		or MIP (Net of		(Net of		Portfolio
Distributions	Year	Return	End of Year	or MIP		Reimbursement)		Reimbursement)		Turnover(c)

$(0.22)	$10.06	2.21%	$555,080,785	0.60%		0.50%		2.18%		N/A
(0.46)	10.07	4.93	399,184,260	0.60		0.50		4.79		N/A
(0.45)	10.04	4.62	242,308,169	0.62		0.50		4.58		N/A
(0.28)	10.04	2.78	190,007,529	0.62		0.50		2.77		N/A
(0.08)	10.04	0.94	208,985,279	0.62		0.50		0.98		N/A

(0.46)	9.92	0.24	127,386,662	0.73		0.65		3.99		64%
(0.44)	10.35	5.03	251,089,146	0.71		0.65		4.10		56
(0.38)	10.28	4.10	220,213,542	0.72		0.65		3.77		55
(0.33)	10.25	1.71	143,407,613	0.74		0.65		3.01		58
(0.31)	10.40	1.20	85,620,041	0.75		0.65		2.70		48

(0.52)	9.10	(2.36)	160,745,969	0.73		0.65	(d)	4.68		154
(0.48)	9.83	9.89	40,366,503	0.86		0.65	(d)	4.96		340
(0.39)	9.41	3.25	32,353,774	0.87		0.65	(d)	4.32		525
(0.26)	9.50	1.09	21,848,017	1.04		0.65		3.37		756
(0.22)	9.66	1.30	6,717,237	1.34		0.65	(d)	2.26		554

(0.64)	9.70	(2.11)	566,022,917	0.70		0.65		4.85		530	(e)
(0.43)	10.55	6.38	733,525,042	0.70		0.65		4.54		503	(e)
(0.43)	10.34	3.94	575,193,326	0.71		0.65		4.24		487	(e)
(0.38)	10.37	2.12	400,472,867	0.72		0.65		3.77		1,003	(e)
(0.45)	10.53	4.36	214,638,139	0.73		0.65		3.37		885	(e)

(0.62)	8.39	(8.68)	96,575,340	0.77		0.65	(d)	4.79		407	(e)
(0.46)	9.85	3.55	86,526,855	0.80		0.65	(d)	4.82		521	(e)
(0.43)	9.96	4.72	10,155,954	2.04		0.65	(d)	4.60		470	(e)
(0.09)	9.93	0.25	42,825	723.37	*	0.64	(d)*	4.28	*	327	(e)

(0.71)	5.79	(29.13)	155,187,473	0.93		0.85		9.44		54
(0.75)	9.00	1.77	142,024,604	0.93		0.85		7.73		96
(0.72)	9.58	11.80	112,882,047	0.96		0.85		7.65		93
(0.66)	9.24	3.07	61,040,919	1.00		0.85	(d)	7.51		68
(0.80)	9.61	10.15	34,276,766	1.05		0.85	(d)	7.83		80

Financial Highlights (continued)

		Income (Loss) from			Dividends and Distributions from
		Investment Operations		Total
	Net Asset	Net	Net Realized	Income		Net	Tax
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Return
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Balanced
12/31/2008	$9.72	$0.27	$(2.85)	$(2.58)	$(0.30)	$(0.02)	$(0.00	)**
12/31/2007	10.22	0.28	(0.11)	0.17	(0.27)	(0.40)	—
12/31/2006	9.57	0.25	0.83	1.08	(0.23)	(0.20)	—
12/31/2005	9.25	0.20	0.28	0.48	(0.15)	(0.01)	—
12/31/2004	8.75	0.17	0.53	0.70	(0.20)	—	—
Large Value
12/31/2008	12.13	0.22	(5.41)	(5.19)	(0.22)	—	—
12/31/2007	13.26	0.19	(0.45)	(0.26)	(0.19)	(0.58)	(0.10)
12/31/2006	11.63	0.15	2.20	2.35	(0.13)	(0.59)	—
12/31/2005	11.53	0.13	0.63	0.76	(0.12)	(0.54)	—
12/31/2004	10.61	0.17	1.16	1.33	(0.15)	(0.26)	—
Value
12/31/2008	9.68	0.17	(4.65)	(4.48)	(0.18)	—	—
12/31/2007	11.94	0.14	(1.49)	(1.35)	(0.14)	(0.77)	(0.00	)**
12/31/2006	10.68	0.14	1.47	1.61	(0.06)	(0.29)	—
12/31/2005(1)	10.00	0.13	0.61	0.74	(0.06)	(0.00)**	—
Stock Index
12/31/2008	9.79	0.17	(3.77)	(3.60)	(0.17)	—	—
12/31/2007	9.47	0.17	0.32	0.49	(0.17)	—	(0.00	)**
12/31/2006	8.33	0.15	1.13	1.28	(0.14)	—	—
12/31/2005	8.09	0.13	0.24	0.37	(0.13)	—	—
12/31/2004	7.43	0.13	0.66	0.79	(0.13)	—	—
Large Core
12/31/2008	6.93	0.06	(2.17)	(2.11)	(0.12)	(1.63)	—
12/31/2007	6.99	0.06	0.06	0.12	(0.06)	(0.12)	—
12/31/2006	6.55	0.06	0.69	0.75	(0.05)	(0.26)	—
12/31/2005	6.35	0.05	0.38	0.43	(0.04)	(0.18)	(0.01)
12/31/2004	5.95	0.06	0.56	0.62	(0.06)	(0.16)	—
Large Growth
12/31/2008	7.34	0.04	(2.97)	(2.93)	(0.04)	(0.00)**	—
12/31/2007	7.39	0.03	0.84	0.87	(0.03)	(0.89)	—
12/31/2006	7.29	0.01	0.27	0.28	(0.01)	(0.17)	—
12/31/2005	6.89	0.01	0.47	0.48	(0.01)	(0.07)	—
12/31/2004	6.44	0.03	0.44	0.47	(0.02)	—	—

				Ratios to Average Net Assets
				Expenses		Expenses,
Total	Net Asset			Including		Including the		Net Investment
Dividends	Value,			the Series		Series Portfolio		Income (Loss)
and	End of	Total	Net Assets,	Portfolio		or MIP (Net of		(Net of		Portfolio
Distributions	Year	Return	End of Year	or MIP		Reimbursement)		Reimbursement)		Turnover(c)

$(0.32)	$6.82	(26.94)%	$39,000,958	0.92%		0.75	%(d)	3.18%		154	%(e)
(0.67)	9.72	1.62	86,381,480	0.89		0.75	(d)	2.63		226	(e)
(0.43)	10.22	11.46	76,971,651	0.90		0.75	(d)	2.51		224	(e)
(0.16)	9.57	5.24	47,062,755	1.04		0.75	(d)	2.14		367	(e)
(0.20)	9.25	8.13	10,987,001	1.13		0.75	(d)	1.94		338	(e)

(0.22)	6.72	(43.20)	492,347,785	0.81		0.75(d	)	2.26		26
(0.87)	12.13	(2.00)	1,045,064,338	0.80		0.75	(d)	1.42		30
(0.72)	13.26	20.40	950,929,445	0.80		0.75		1.21		31
(0.66)	11.63	6.53	562,873,583	0.81		0.75		1.13		89
(0.41)	11.53	12.66	295,516,468	0.82		0.75		1.55		44

(0.18)	5.02	(46.81)	26,615,072	0.97		0.85	(d)	2.14		101
(0.91)	9.68	(11.35)	67,369,553	0.93		0.85	(d)	1.21		57
(0.35)	11.94	15.17	42,594,556	1.38		0.85	(d)	1.20		74
(0.06)	10.68	7.43	2,534,276	6.30	*	0.85	(d)*	2.21	*	21

(0.17)	6.02	(37.16)	615,426,398	0.38		0.30	(d)	2.07		8
(0.17)	9.79	5.18	1,033,842,119	0.37		0.30	(d)	1.72		7
(0.14)	9.47	15.56	880,260,961	0.38		0.30	(d)	1.69		14
(0.13)	8.33	4.56	609,502,954	0.38		0.30		1.61		10
(0.13)	8.09	10.67	440,107,516	0.38		0.30		1.76		14

(1.75)	3.07	(36.88)	31,811.698	1.05		0.90		1.04		99
(0.18)	6.93	1.78	225,845,364	0.97		0.90	(d)	0.82		101
(0.31)	6.99	11.48	248,733,112	0.97		0.90		0.86		73
(0.23)	6.55	6.82	156,719,543	1.00		0.90		0.73		79
(0.22)	6.35	10.50	75,909,125	1.02		0.90		1.00		184

(0.04)	4.37	(40.04)	434,415,553	0.97		0.90		0.67		102
(0.92)	7.34	11.93	941,948,023	0.97		0.90	(d)	0.36		129
(0.18)	7.39	3.91	864,480,764	0.97		0.90		0.18		84
(0.08)	7.29	7.00	658,858,277	0.98		0.90		0.09		76
(0.02)	6.89	7.36	407,293,574	0.98		0.90		0.45		129

Financial Highlights (continued)

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Growth
12/31/2008	$7.00	$(0.01)	$(3.57)	$(3.58)	$—	$—	$—
12/31/2007	6.08	(0.03)	1.74	1.71	—	(0.78)	(0.01)
12/31/2006	5.84	(0.03)	0.38	0.35	—	(0.11)	—
12/31/2005	5.41	(0.02)	0.45	0.43	—	—	—
12/31/2004	4.84	(0.04)	0.61	0.57	—	—	—
Mid Value
12/31/2008	15.08	0.19	(5.86)	(5.67)	(0.18)	(0.03)	(0.00)**
12/31/2007	16.29	0.20	0.19	0.39	(0.18)	(1.42)	—
12/31/2006	14.83	0.16	2.49	2.65	(0.14)	(1.05)	—
12/31/2005	14.85	0.16	1.27	1.43	(0.16)	(1.29)	—
12/31/2004	13.27	0.09	3.19	3.28	(1.44)	(0.26)	—
Mid Growth
12/31/2008	13.78	(0.02)	(5.70)	(5.72)	—	(0.06)	(0.00)**
12/31/2007	12.22	(0.06)	3.70	3.64	—	(2.08)	—
12/31/2006	12.26	(0.06)	0.29	0.23	—	(0.26)	(0.01)
12/31/2005	11.25	(0.07)	1.56	1.49	—	(0.48)	—
12/31/2004	9.77	(0.05)	1.53	1.48	—	—	—
Small Value
12/31/2008	13.10	0.20	(3.68)	(3.48)	(0.19)	—	(0.02)
12/31/2007	15.35	0.17	(1.37)	(1.20)	(0.17)	(0.88)	(0.00)**
12/31/2006	15.06	0.01	1.39	1.40	(0.00)**	(1.11)	—
12/31/2005	16.16	(0.02)	(0.74)	(0.76)	—	(0.28)	(0.06)
12/31/2004	14.03	0.01	3.00	3.01	(0.36)	(0.52)	—
Small Core
12/31/2008	9.75	0.06	(3.58)	(3.52)	(0.06)	—	(0.00)**
12/31/2007	11.31	0.04	(0.57)	(0.53)	(0.03)	(0.98)	(0.02)
12/31/2006	10.81	0.01	1.22	1.23	(0.00)**	(0.73)	—
12/31/2005	10.69	(0.01)	1.11	1.10	—	(0.98)	—
12/31/2004	9.51	(0.01)	1.19	1.18	—	—	—

				Ratios to Average Net Assets
				Expenses,	Expenses,
Total	Net Asset			Including	Including the		Net Investment
Dividends	Value,			the Series	Series Portfolio		Income (Loss)
and	End of	Total	Net Assets,	Portfolio	or MIP (Net of		(Net of	Portfolio
Distributions	Year	Return	End of Year	or MIP	Reimbursement)		Reimbursement)	Turnover(c)

$—	$3.42	(51.14)%	$53,507,944	1.20%	1.05	%(d)	(0.23)%	212%
(0.79)	7.00	28.28	125,135,865	1.17	1.05	(d)	(0.40)	134
(0.11)	6.08	6.06	81,793,414	1.19	1.05	(d)	(0.42)	147
—	5.84	7.95	59,229,513	1.25	1.05	(d)	(0.33)	187
—	5.41	11.78	26,050,851	1.44	1.19	(d)	(0.72)	252

(0.21)	9.20	(37.87)	227,223,304	1.04	0.90		1.51	68
(1.60)	15.08	2.45	299,188,709	1.04	0.90	(d)	1.18	69
(1.19)	16.29	18.04	226,513,197	1.05	0.90	(d)	0.98	80
(1.45)	14.83	9.62	117,422,289	1.07	0.90	(d)	1.09	112
(1.70)	14.85	25.08	65,845,026	1.14	0.90	(d)	0.61	147

(0.06)	8.00	(41.68)	69,816,062	1.12	0.95	(d)	(0.22)	158
(2.08)	13.78	30.11	84,872,549	1.13	0.95	(d)	(0.43)	152
(0.27)	12.22	1.97	73,942,149	1.13	0.95	(d)	(0.51)	151
(0.48)	12.26	13.22	54,178,389	1.15	0.95	(d)	(0.57)	142
—	11.25	15.15	32,180,571	1.25	0.95	(d)	(0.49)	223

(0.21)	9.41	(26.80)	56,800,883	1.25	1.10	(d)	1.73	117
(1.05)	13.10	(7.96)	38,828,182	1.30	1.10	(d)	1.09	94
(1.11)	15.35	9.35	49,546,311	1.28	1.10	(d)	0.04	105
(0.34)	15.06	(4.74)	33,410,010	1.33	1.10	(d)	(0.12)	143
(0.88)	16.16	21.53	15,789,354	1.54	1.10	(d)	0.08	42

(0.06)	6.17	(36.21)	83,855,993	1.20	1.10	(d)	0.67	106
(1.03)	9.75	(4.73)	294,897,191	1.18	1.10	(d)	0.32	97
(0.73)	11.31	11.52	307,778,602	1.18	1.10		0.06	86
(0.98)	10.81	10.19	175,403,964	1.21	1.10	(d)	(0.10)	92
—	10.69	12.41	102,664,166	1.20	1.10		(0.10)	103

Financial Highlights (continued)

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Small Growth
12/31/2008	$13.32	$(0.05)	$(5.02)	$(5.07)	$—	$—	$—
12/31/2007	13.13	(0.09)	1.19	1.10	—	(0.91)	—
12/31/2006	12.89	(0.07)	1.07	1.00	—	(0.76)	(0.00	)**
12/31/2005	12.85	(0.08)	0.12	0.04	—	(0.00)**	—
12/31/2004	12.14	(0.09)	1.49	1.40	—	(0.69)	—
International Equity
12/31/2008	10.01	0.19	(5.14)	(4.95)	(0.19)	(0.00)**	(0.00	)**
12/31/2007	10.33	0.22	0.91	1.13	(0.20)	(1.25)	—
12/31/2006	8.92	0.14	2.22	2.36	(0.24)	(0.71)	—
12/31/2005	8.44	0.14	0.77	0.91	(0.17)	(0.26)	—
12/31/2004	7.53	0.12	1.30	1.42	(0.12)	(0.39)	—

(a)	Calculated based upon average shares outstanding.

(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(c)	Portfolio turnover of the Series Portfolio or Master Investment Portfolio.

(d)	Includes reimbursement of fees at the underlying Series Portfolio/Master Investment Portfolio level.

(e)	Includes the effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level.

*	Annualized.

**	Amount rounds to less than one penny per share.

(1)	Commencement of Operations, June 3, 2005.

				Ratios to Average Net Assets
				Expenses,	Expenses,
Total	Net Asset			Including	Including the		Net Investment
Dividends	Value,			the Series	Series Portfolio		Income (Loss)
and	End of	Total	Net Assets,	Portfolio	or MIP (Net of		(Net of	Portfolio
Distributions	Year	Return	End of Year	or MIP	Reimbursement)		Reimbursement)	Turnover(c)

$—	$8.25	(38.06)%	$53,973,081	1.31%	1.15	%(d)	(0.43)%	146%
(0.91)	13.32	8.34	36,535,061	1.37	1.15	(d)	(0.67)	144
(0.76)	13.13	8.45	29,255,869	1.72	1.15	(d)	(0.54)	173
(0.00)**	12.89	0.32	18,328,059	1.53	1.15	(d)	(0.66)	183
(0.69)	12.85	11.66	8,490,691	1.84	1.15	(d)	(0.76)	84

(0.19)	4.87	(50.12)	396,066,216	1.17	1.15		2.48	174
(1.45)	10.01	11.35	779,428,657	1.19	1.15	(d)	1.95	110
(0.95)	10.33	26.92	621,734,916	1.19	1.15	(d)	1.46	81
(0.43)	8.92	10.96	356,749,681	1.21	1.15	(d)	1.68	94
(0.51)	8.44	19.23	196,770,998	1.21	1.15		1.58	171

Financial Highlights (continued)
Institutional Asset Allocation Funds:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
	Net Asset	Net	Net Realized	Total		Net
For the	Value,	Investment	and Unrealized	Income (Loss)	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	from Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Short Horizon
12/31/2008	$10.35	$0.52	$(1.44)	$(0.92)	$(0.53)	$(0.01)	$(0.00	)*
12/31/2007(1)	10.36	0.45	0.10	0.55	(0.44)	(0.12)	—
12/31/2006(1)	10.28	0.43	0.12	0.55	(0.41)	(0.06)	—
12/31/2005(1)	10.39	0.40	(0.13)	0.27	(0.35)	(0.03)	(0.00	)*
12/31/2004(1)	10.34	0.39	0.08	0.47	(0.37)	(0.05)	(0.00	)*
Short/Intermediate Horizon
12/31/2008	9.88	0.41	(2.12)	(1.71)	(0.41)	(0.00)*	(0.00	)*
12/31/2007(1)	9.96	0.43	0.11	0.54	(0.40)	(0.22)	—
12/31/2006(1)	9.81	0.36	0.34	0.70	(0.34)	(0.21)	(0.00	)*
12/31/2005(1)	9.82	0.34	0.02	0.36	(0.29)	(0.08)	—
12/31/2004(1)	9.70	0.30	0.31	0.61	(0.30)	(0.19)	(0.00	)*
Intermediate Horizon
12/31/2008	10.20	0.33	(2.83)	(2.50)	(0.33)	(0.00)*	—
12/31/2007(1)	10.36	0.41	0.16	0.57	(0.39)	(0.34)	(0.00	)*
12/31/2006(1)	9.99	0.32	0.59	0.91	(0.29)	(0.25)	—
12/31/2005(1)	9.91	0.27	0.19	0.46	(0.25)	(0.13)	(0.00	)*
12/31/2004(1)	9.43	0.25	0.50	0.75	(0.24)	(0.03)	—
Intermediate/Long Horizon
12/31/2008	9.97	0.24	(3.42)	(3.18)	(0.24)	(0.00)*	(0.00	)*
12/31/2007(1)	10.26	0.39	0.19	0.58	(0.37)	(0.50)	—
12/31/2006(1)	9.80	0.27	0.78	1.05	(0.24)	(0.35)	—
12/31/2005(1)	9.61	0.24	0.31	0.55	(0.19)	(0.17)	(0.00	)*
12/31/2004(1)	9.07	0.20	0.68	0.88	(0.18)	(0.16)	—
Long Horizon
12/31/2008	9.59	0.15	(3.87)	(3.72)	(0.15)	(0.00)*	—
12/31/2007(1)	10.00	0.35	0.22	0.57	(0.33)	(0.65)	—
12/31/2006(1)	9.40	0.20	0.99	1.19	(0.18)	(0.41)	(0.00	)*
12/31/2005(1)	9.13	0.18	0.45	0.63	(0.15)	(0.21)	(0.00	)*
12/31/2004(1)	8.45	0.14	0.82	0.96	(0.11)	(0.17)	—

(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end.
(c)	Ratios exclude expenses incurred by underlying funds.
*	Amount rounds to less than one penny per share.
(1)	Per share data reflects a reverse stock split as follows:
Short Horizon — 0.9938615 shares for each share outstanding.
Short/Intermediate Horizon — 0.9820604 shares for each share outstanding.
Intermediate Horizon — 0.9706938 shares for each share outstanding.
Intermediate/Long Horizon — 0.9591001 shares for each share outstanding.
Long Horizon — 0.9474212 shares for each share outstanding.

			Ratios to Average Net Assets
Total				Net
Dividends	Net Asset			Investment		Net Assets,
and	Value End of	Total		Income	Portfolio	End of
Distributions	Year	Return	Expenses(c)	(Loss)	Turnover	Year

$(0.54)	$8.89	(9.21)%	0.10%	5.27%	144%	$82,766,366
(0.56)	10.35	5.46	0.10	4.34	55	103,676,253
(0.47)	10.36	5.48	0.10	4.17	76	89,430,308
(0.38)	10.28	2.66	0.10	3.88	142	62,151,104
(0.42)	10.39	4.67	0.10	3.81	91	32,170,849

(0.41)	7.76	(17.68)	0.10	4.49	138	87,607,722
(0.62)	9.88	5.54	0.10	4.17	39	102,342,506
(0.55)	9.96	7.34	0.10	3.69	95	80,380,236
(0.37)	9.81	3.66	0.10	3.44	135	52,980,851
(0.49)	9.82	6.34	0.10	3.01	162	25,656,665

(0.33)	7.37	(24.97)	0.10	3.62	137	513,282,996
(0.73)	10.20	5.49	0.10	3.82	22	683,319,742
(0.54)	10.36	9.20	0.10	3.13	45	584,242,862
(0.38)	9.99	4.73	0.10	2.75	57	395,323,356
(0.27)	9.91	8.13	0.10	2.61	48	274,027,508

(0.24)	6.55	(32.37)	0.10	2.75	130	368,750,542
(0.87)	9.97	5.57	0.10	3.60	25	571,245,760
(0.59)	10.26	10.86	0.10	2.65	47	473,022,048
(0.36)	9.80	5.84	0.10	2.52	147	305,770,721
(0.34)	9.61	9.79	0.10	2.19	107	124,582,865

(0.15)	5.72	(39.15)	0.10	1.89	110	208,607,925
(0.98)	9.59	5.63	0.10	3.35	28	330,803,355
(0.59)	10.00	12.69	0.10	2.10	60	279,900,988
(0.36)	9.40	6.91	0.10	1.95	96	176,570,326
(0.28)	9.13	11.46	0.10	1.62	95	94,505,542

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APPENDIX A

ASSET ALLOCATION FUNDS

As described in the prospectus, under normal market conditions the assets of each Asset Allocation Fund are invested in Bond, Stock, and Money Market Funds approximately as follows:

	Long-Term Expected Average Allocations
	Bond	Stock	Money Market
	Funds	Funds	Fund
Short Horizon	88%	10%	2%

Short/Intermediate Horizon	68%	30%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Long Horizon	8%	90%	2%

Transamerica Asset Management, Inc. (“TAM”) selects the underlying Funds and the relative amounts to be invested in them. The Bond Funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Funds reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, TAM seeks to allocate an Asset Allocation Fund’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Funds Available
Intermediate-term bonds	55 - 90%	Core Bond Fund Inflation-Protected Securities Fund Total Return Bond

Short-term bonds	0 - 25%	High Quality Bond Fund

High-yield bonds	0 - 20%	High Yield Bond Fund

Currently, TAM seeks to allocate an Asset Allocation Fund’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Funds Available
Large cap stocks	35 - 70%	Stock Index Fund Large Core Fund Large Value Fund Value Fund Large Growth Fund Growth Fund

Small and mid cap stocks	10 - 40%	Mid Growth Fund Mid Value Fund Small Value Fund Small Core Fund Small Growth Fund

International stocks	10 - 40%	International Equity Fund

A-1

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Funds. Under normal circumstances each Asset Allocation Fund invests in the Money Market Fund in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemption within an Asset Allocation Fund.

The Asset Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying Fund. TAM may change the overall asset allocation between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying Funds than those listed in this Appendix A, without prior approval or notice to shareholders.

A-2

Appendix B
MORE ON STRATEGIES AND RISKS

How to Use This Section

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

Asset Allocation Funds as Investors

The Funds described in this prospectus (other than the Asset Allocation Funds) are offered for investment to asset allocation funds. These asset allocation funds may own a significant portion of the assets of the underlying Funds. Transactions by the allocation funds, such as rebalancings or redemptions, may be disruptive to an underlying Fund. Redemptions by one or more asset allocation funds also may have the effect of rendering an underlying Fund too small effectively to pursue its investment goal, and may also increase the underlying Fund’s expenses, perhaps significantly.

Investing in Common Stocks

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments will go up and down.

Investing in Preferred Stocks

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Investing in Convertibles

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Volatility

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

Investing in Bonds

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

•	Changes in Interest Rates. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

Appendix B
MORE ON STRATEGIES AND RISKS

•	Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

•	Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

•	Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

•	Low Quality. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

•	Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

Investing in Foreign Securities

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

•	Changes in Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop, too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

•	Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.

•	Differing Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	Less Information Available to the Public. Foreign companies usually make far less information available to the public.

•	Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

•	More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

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•	Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	Higher Custodial Charges. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

•	Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

•	Political Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

•	Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

•	Hedging. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser’s projection of future exchange rates is inaccurate.

•	Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Investing in Futures, Options and Other Derivatives

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

•	Derivatives. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in

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the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

•	Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•	Leverage Risk. When a fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•	Lack of Availability. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

•	Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of

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value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Investing in Hybrid Instruments

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

Investing in Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

Investing in Fixed-Income Instruments

Some funds invest in “Fixed-Income Instruments,” which as used in the relative fund’s prospectus include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Some funds may invest in derivatives based on Fixed-Income Instruments.

Investing in Structured Securities

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a

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financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

Subordination Risk

Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Investing in Distressed Securities

Certain funds may invest in distressed securities, including securities of issuers in bankruptcy. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds may treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

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Investing in Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Investing in Mortgage-Related Securities

Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect as mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Investing in Asset-Backed Securities

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Investing in REITs

Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in Loans

Certain funds may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s

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liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

Portfolio Turnover

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to the same manner as ordinary income for taxable investors.

Securities Lending

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

Initial Public Offerings (IPOs)

IPOs are subject to specific risks which include:

•	high volatility;

•	no track record for consideration;

•	securities may be illiquid;

•	earnings are less predictable.

Temporary Defensive Strategies

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

Swaps and Swap-Related Products

A fund’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

•	Commodity Swaps. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

•	Interest Rate Swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an

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interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Illiquid and Restricted/144A Securities

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

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Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Investment Strategies

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund’s Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds’ SAI.

Appendix C

INSTRUCTIONS FOR PURCHASES AND SALES FROM THE TRANSFER AGENT

The following are instructions for purchases and sales directly from the transfer agent. If you are a participant in a retirement plan, contact your plan administrator, recordkeeper or authorized financial intermediary to obtain purchase and sale instructions. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information.

Purchases

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to Transamerica Partners Funds Group II and mailed to:

Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Checks for shares of the Asset Allocation Funds should be made payable to Transamerica Asset Allocation Funds and mailed to:

Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call (888) 233-4339 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to Transamerica Partners Funds Group II (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or Transamerica Asset Allocation Funds (in case of a purchase of an Asset Allocation Fund), in each case at the address above.

Sales (Redemptions)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

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Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to Transamerica Partners Funds Group II at:

Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Requests to redeem shares in any of the Asset Allocation Funds should be mailed to Transamerica Asset Allocation Funds at:

Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

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The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (888) 233-4339. You may also obtain copies of these documents from the Funds’ website at http://www.transamericafunds.com.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

SEC file numbers:	811-07674
811-07495

TRANSAMERICA PARTNERS FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

3155 (rev. 9/09)